UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST

(Exact name of Registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

David T. Buhler, Esq.

Financial Investors Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: October 31

Date of reporting period: May 1, 2014 – July 31, 2014

Item 1. Schedule of Investments.

ALPS Real Asset Income Fund

CONSOLIDATED STATEMENT OF INVESTMENTS
July 31, 2014 (Unaudited)

	Shares	Value (Note 2)
CLOSED-END FUNDS (1.54%)
HICL Infrastructure Co. Ltd.	11,200	$27,267
International Public Partnerships Ltd.	11,900	26,500

		53,767

TOTAL CLOSED-END FUNDS (Cost $48,096)		53,767

COMMON STOCKS (48.21%)
Basic Materials (5.23%)
Chemicals (2.97%)
CF Industries Holdings, Inc.	137	34,296
Monsanto Co.	164	18,547
The Mosaic Co.	443	20,427
Potash Corp. of Saskatchewan, Inc.	867	30,770

		104,040

Iron/Steel (0.63%)
Carpenter Technology Corp.	63	3,411
Gerdau SA, ADR	691	4,063
Steel Dynamics, Inc.	133	2,821
Vale SA, ADR	828	11,881

		22,176

Mining (1.63%)
Goldcorp, Inc.	862	23,619
Kinross Gold Corp.(a)	3,189	12,724
Rio Tinto PLC, ADR	166	9,510
Southern Copper Corp.	336	11,041

		56,894

TOTAL BASIC MATERIALS		183,110

Communications (2.76%)
Telecommunications (2.76%)
Eutelsat Communications SA	1,200	41,441
SES SA	1,500	55,135

		96,576

TOTAL COMMUNICATIONS		96,576

Consumer, Cyclical (1.91%)
Storage/Warehousing (1.91%)
Westshore Terminals Investment Corp.	2,200	66,988

TOTAL CONSUMER, CYCLICAL		66,988

	Shares	Value (Note 2)
Consumer, Non-Cyclical (6.02%)
Commercial Services (5.25%)
Atlantia SpA	2,500	$66,350
Jiangsu Expressway Co. Ltd., Class H	45,100	54,992
Zhejiang Expressway Co. Ltd., Class H	57,800	62,424

		183,766

Food (0.77%)
Tyson Foods, Inc., Class A	722	26,865

TOTAL CONSUMER, NON-CYCLICAL		210,631

Energy (13.51%)
Energy-Alternate Sources (2.65%)
Pattern Energy Group, Inc.	1,229	38,087
TransAlta Renewables, Inc.	5,100	54,445

		92,532

Oil & Gas (4.83%)
Chevron Corp.	133	17,189
ConocoPhillips	243	20,047
Eni SpA, ADR	377	19,151
HollyFrontier Corp.	114	5,359
Marathon Oil Corp.	537	20,809
Marathon Petroleum Corp.	314	26,213
Murphy Oil Corp.	383	23,796
Occidental Petroleum Corp.	185	18,076
Valero Energy Corp.	362	18,390

		169,030

Pipelines (6.03%)
Inter Pipeline Ltd.	1,400	43,373
Spectra Energy Corp.	1,000	40,920
TransCanada Corp.	1,400	70,235
The Williams Cos, Inc.	1,000	56,630

		211,158

TOTAL ENERGY		472,720

Industrials (3.89%)
Engineering & Construction (2.20%)
Ferrovial SA	1,800	37,793
Sydney Airport	9,800	39,161

		76,954

Machinery-Construction & Mining (0.26%)
Joy Global, Inc.	150	8,889

	Shares	Value (Note 2)
Machinery-Diversified (0.21%)
AGCO Corp.	152	$7,404

Transportation (1.22%)
Hutchison Port Holdings Trust	57,400	42,763

TOTAL INDUSTRIALS		136,010

Utilities (14.89%)
Electric (6.42%)
DUET Group	12,800	28,667
PG&E Corp.	900	40,203
SP AusNet(a)	21,200	26,597
Spark Infrastructure Group	15,600	27,327
Terna Rete Elettrica Nazionale SpA	12,600	66,341
Transmissora Alianca	3,900	35,583

		224,718

Gas (6.12%)
Enagas SA	1,100	36,662
Hong Kong & China Gas Co. Ltd.	18,810	41,163
Keyera Corp.	400	29,943
National Grid PLC	2,800	40,442
Snam SpA	11,200	66,138

		214,348

Water (2.35%)
Pennon Group PLC	2,000	27,519
Severn Trent PLC	800	26,135
United Utilities Group PLC	1,900	28,549

		82,203

TOTAL UTILITIES		521,269

TOTAL COMMON STOCKS (Cost $1,508,311)		1,687,304

EXCHANGE TRADED FUNDS (2.82%)
PowerShares DB Commodity Index Tracking Fund(a)	3,900	98,670

TOTAL EXCHANGE TRADED FUNDS (Cost $99,456)		98,670

EXCHANGE TRADED NOTES (2.32%)
ELEMENTS Linked to the Rogers
International Commodity
Index - Total Return(a)	10,000	81,300

TOTAL EXCHANGE TRADED NOTES
(Cost $80,542)		81,300

	Shares	Value (Note 2)
MASTER LIMITED PARTNERSHIPS (24.49%)
Energy (24.49%)
Pipelines (24.49%)
Access Midstream Partners LP	465	$28,002
Atlas Pipeline Partners LP	345	11,899
Buckeye Partners LP	519	41,671
Crestwood Midstream Partners LP	694	15,101
DCP Midstream Partners LP	387	21,080
El Paso Pipeline Partners LP	631	21,031
Enbridge Energy Partners LP	961	33,106
Energy Transfer Partners LP	1,059	59,029
EnLink Midstream Partners LP	425	12,410
Enterprise Products Partners LP	1,086	81,016
EQT Midstream Partners LP	182	15,750
Genesis Energy LP	339	17,794
Kinder Morgan Energy Partners LP	1,040	84,261
Magellan Midstream Partners LP	717	57,496
MarkWest Energy Partners LP	747	52,141
NuStar Energy LP	301	18,915
ONEOK Partners LP	734	41,163
Plains All American Pipeline LP	1,052	60,332
Regency Energy Partners LP	1,407	42,449
Spectra Energy Partners LP	221	11,401
Sunoco Logistics Partners LP	650	28,854
Targa Resources Partners LP	467	31,233
Tesoro Logistics LP	163	10,859
Western Gas Partners LP	310	22,974
Williams Partners LP	736	37,271

		857,238

TOTAL ENERGY		857,238

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $785,473)		857,238

	Principal Amount	Value (Note 2)
COMMODITY-LINKED NOTES (6.87%)
Bank of America Corp., Commodity-Linked Note Linked to the Merrill Lynch Commodity Index eXtra J-Series F3 Total Return Index, 0.00%, Series 5 01/09/2015(b)	$100,000	119,853

	Principal Amount	Value (Note 2)
UBS AG Commodity-Linked Note Linked to the Thomson Reuter/Jefferies CRB 3 Month Forward Index, 0.00% 01/09/2015(b)	$100,000	$120,547

TOTAL COMMODITY-LINKED NOTES (Cost $200,000)		240,400

	7-Day Yield		Shares	Value (Note 2)
SHORT TERM INVESTMENTS (7.11%)
Money Market Funds (7.11%)
Morgan Stanley Institutional Liquidity Fund, Prime Portfolio	0.043%		39,125	39,125
Dreyfus Treasury Prime Institutional Fund	0.000	%(c)	209,781	209,781

TOTAL SHORT TERM INVESTMENTS (Cost $248,906)				248,906

TOTAL INVESTMENTS (93.36%) (Cost $2,970,784)				$3,267,585

SEGREGATED CASH (4.28%)(d)				149,915

Other Assets In Excess Of Liabilities (2.36%)				82,554

NET ASSETS (100.00%)				$3,500,054

SCHEDULE OF WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value
Written Call Options
Market Vectors
Agribusiness
ETF	08/16/2014	54.00	(6)	(132)
SPDR Gold Shares	08/16/2014	127.50	(1)	(32)

TOTAL WRITTEN CALL OPTIONS
(Premiums received $482)				$(164)

(a)	Non-Income Producing Security.
(b)	Floating or variable rate security. Interest rate disclosed is that which is in effect at July 31, 2014.
(c)	Less than 0.005%.
(d)	Cash is being held as collateral for written options.

Common Abbreviations:

ADR - American Depositary Receipt.

ETF - Exchange Traded Fund.

LP - Limited Partnership.

Ltd. - Limited.

PLC - Public Limited Company.

SA - Generally designates corporations in various countries,

mostly those employing the civil law.

SpA - Societa’ Per Azioni is an Italian shared company.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Quarterly Statement of Investments.

ALPS Sterling ETF Tactical Rotation Fund

STATEMENT OF INVESTMENTS

July 31, 2014 (Unaudited)

		Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (99.62%)
SPDR® S&P 500® ETF Trust		5,581	$1,077,635
Vanguard® REIT ETF		14,388	1,077,661

TOTAL EXCHANGE TRADED FUNDS (Cost $2,199,723)			2,155,296

7-Day Yield		Shares	Value (Note 2)
SHORT TERM INVESTMENTS (5.11%)
Money Market Fund (5.11%)
Morgan Stanley Institutional Liquidity Fund, Prime Portfolio	0.043%	110,658	110,658

TOTAL SHORT TERM INVESTMENTS (Cost $110,658)			110,658

TOTAL INVESTMENTS (104.73%) (Cost $2,310,381)			$2,265,954

Liabilities In Excess Of Other Assets (-4.73%)			(102,311)

NET ASSETS (100.00%)			$2,163,643

Common Abbreviations:

ETF - Exchange Traded Fund.

REIT - Real Estate Investment Trust.

SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Quarterly Statement of Investments.

ALPS	Westport Resources Hedged High Income Fund

STATEMENT OF INVESTMENTS
July 31, 2014 (Unaudited)

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (1.33%)
ProShares UltraShort Russell 2000 (a)	6,390	$309,595

TOTAL EXCHANGE TRADED FUNDS
(Cost $291,348)		309,595

	Principal Amount	Value (Note 2)
BANK LOANS (31.42%)
ABG Intermediate Holdings LLC, First Lien Term Loan
5.500% 05/27/2021	$99,750	100,249
Academi Holdings LLC (ERSM (International) Ltd.), First Lien Term Loan
L+5.25% 07/25/2019 (b)	44,000	43,890
Active Network, First Lien Term Loan
L+4.50% 11/13/2020 (b)	100,000	99,375
Advantage Sales & Marketing, Inc., Delayed Draw Term Loan
L+3.25% 07/23/2021 (b)	3,226	3,212
Advantage Sales & Marketing, Inc., First Lien Initial Term Loan
L+3.25% 07/23/2021 (b)	96,774	96,375
Advantage Sales & Marketing, Inc., Second Lien Term Loan
L+6.50% 07/25/2022 (b)	54,000	54,149
Aegis Toxicology Sciences Corp., First Lien Initial Term Loan
5.500% 02/24/2021	100,000	100,875
Alfred Fueling Systems Intermediate Holdco Ltd. (Alfred Fueling Systems, Inc.), First Lien Initial Term Loan
4.750% 06/18/2021	64,000	64,200
Alfred Fueling Systems Intermediate Holdco Ltd. (Alfred Fueling Systems, Inc.), Second Lien Term Loan
L+7.50% 06/17/2022 (b)	100,000	100,500
Amaya Holdings BV, First Lien Initial Term B Loan
L+4.00% 08/01/2021 (b)	143,000	141,794
Amneal Pharmaceuticals LLC, Term B Loan
L+3.75% 11/01/2019 (b)	100,000	100,438

	Principal Amount	Value (Note 2)
Aptean, Inc., First Lien Term Loan
5.250% 02/26/2020	$99,750	$99,958
Asurion LLC (fka Asurion Corp.), Incremental Tranche B-1 Term Loan
5.000% 05/24/2019	149,615	150,339
AZ Chem US, Inc., First Lien Initial Term Loan
L+3.50% 06/11/2021 (b)	31,000	31,220
BDF Acquisition Corp., Initial Term Loan
L+4.25% 02/12/2021 (b)	50,000	49,250
BRG Sports, Inc. (fka Easton-Bell Sports, Inc.), First Lien Term Loan
6.500% 04/15/2021	150,000	151,312
BRG Sports, Inc. (fka Easton-Bell Sports, Inc.), Second Lien Term Loan
10.250% 04/15/2022	150,000	151,500
Burlington Coat Factory Warehouse Corp., Term B Loan
L+3.25% 07/24/2021 (b)	34,000	33,972
C.H.I. Overhead Doors, Inc., First Lien Term Loan
5.500% 03/18/2019	49,728	49,967
Caesars Entertainment Operating Company, Inc. (fka Harrah’s Operating Company, Inc.) Term B-7 Loan
L+8.75% 01/28/2018 (b)	200,000	196,666
Caesars Growth Properties Holdings LLC First Lien Term B Loan
6.250% 05/08/2021	150,000	149,641
CCS Intermediate Holdings LLC, First Lien Initial Term Loan
L+4.00% 07/23/2021 (b)	20,000	20,000
CDRH Parent, Inc. (Healogics, Inc.), First Lien Initial Term Loan
5.250% 07/01/2021	30,000	30,053
ConvergeOne Holdings Corp., First Lien Initial Term Loan
6.000% 06/17/2020	51,000	51,510
Deluxe Entertainment Services Group, Inc., Initial Term Loan
6.500% 02/28/2020	99,375	99,344
Diamond Resorts Corp., Term Loan
5.500% 05/09/2021	22,000	22,082

	Principal Amount	Value (Note 2)
Electrical Components International, Inc., Term Loan
5.750% 05/28/2021	$47,000	$47,450
Emerald 2 Ltd., Facility B1 Loan
L+4.00% 05/14/2021 (b)	100,000	100,000
Emerald Performance Materials LLC, First Lien Initial Term Loan
L+3.50% 07/30/2021 (b)	14,000	14,012
Emerald Performance Materials LLC, Second Lien Initial Term Loan
L+6.75% 08/01/2022 (b)	36,000	36,000
Encompass Digital Media, Inc., Second Lien Tranche B Term Loan
8.750% 06/06/2022	100,000	102,000
ESH Hospitality, Inc., Term Loan
L+4.25% 06/24/2019 (b)	20,000	20,262
Extreme Reach, Inc., First Lien Initial Term Loan
6.750% 02/07/2020	498,750	504,518
Extreme Reach, Inc., Second Lien Initial Term Loan
10.500% 01/22/2021	160,000	162,400
Fitness International LLC, Term B Loan
L+4.50% 07/01/2020 (b)	89,000	88,425
Floatel Delaware LLC (Floatel International Ltd.), Initial Term Loan
6.000% 06/27/2020	100,000	100,625
Grede Holdings LLC, Initial Term Loan
4.750% 06/02/2021	57,594	57,838
GST AutoLeather, Inc., Commitment Term B Loan
L+5.50% 07/10/2020 (b)	100,000	99,500
HLX PLY Holdings, Inc., Term Loan
L+4.00% 06/30/2021 (b)	100,000	100,188
iParadigms Holdings LLC, First Lien Initial Term Loan
L+4.00% 07/30/2021 (b)	42,000	41,895
iParadigms Holdings LLC, Second Lien Initial Term Loan
L+7.25% 07/29/2022 (b)	91,000	90,545
Jazz Pharmaceuticals, Inc., Tranche 2 Term Loan
2.500% 06/12/2018	1,250	1,252
Key Safety Systems, Inc., Term B Loan
L+3.75% 07/23/2021 (b)	33,000	33,124

	Principal Amount	Value (Note 2)
Liquidnet Holdings, Inc., Term Loan
7.750% 05/22/2019	$100,000	$99,750
LTCG Holdings Corp., Initial Term Loan
6.000% 06/06/2020	100,000	101,000
Marine Acquisition Corp., Term Loan
5.250% 01/30/2021	496,875	497,807
MH Sub 1 LLC (Micro Holding Corp.), Firest Lien Initial Term Loan
L+4.00% 07/08/2021 (b)	90,196	90,444
MH Sub 1 LLC (Micro Holding Corp.), First Lien Delayed Draw Term Loan
L+4.00% 07/08/2021 (b)	9,804	9,831
Millennium Laboratories LLC, Tranche B Term Loan
5.250% 04/16/2021	19,000	19,047
Miller Heiman, Inc., Term Loan
L+5.75% 09/30/2019 (b)	35,000	33,950
NextGen Networks Pty Ltd. (Nextgen Finance LLC), Term B Loan
5.000% 05/31/2021	100,000	99,625
NXT Capital, Inc. (NXT Capital LLC), Facility Term Loan
6.250% 09/04/2018	99,749	99,998
Osmose Holdings, Inc., Term Loan
L+3.75% 07/23/2021 (b)	18,000	18,023
Pelican Products, Inc., Second Lien Term Loan
9.250% 04/09/2021	150,000	150,750
Progressive Solution, First Lien Initial Term Loan
L+4.50% 10/22/2020 (b)	100,000	100,416
PSC Industrial Outsourcing LP, Term Loan
5.500% 05/15/2020	200,000	198,750
Quad-C JH Holdings, Inc. (aka Joerns Healthcare), Term A Loan
6.000% 05/09/2020	100,000	99,500
Quality Home Brands Holdings LLC, First Lien Initial Term Loan
7.750% 12/17/2018	49,750	50,372
Regit Eins GmbH (TV Borrower US LLC), First Lien Dollar Term Loan
L+5.00% 01/08/2021 (b)	100,000	98,250
SI Organization, Inc., First Lien Initial Term Loan
L+4.75% 11/23/2019 (b)	73,768	74,321

	Principal Amount	Value (Note 2)
SI Organization, Inc., Second Lien Term Loan
L+8.00% 05/23/2020 (b)	$100,000	$100,750
Stadium Management Group, First Lien Term Loan
4.500% 02/27/2020	99,500	99,811
Stratus Technologies Bermuda Ltd. (Stratus Technologies, Inc.), Initial Term Loan
6.000% 04/28/2021	27,000	27,017
Sun Products Corp. (fka Huish Detergents, Inc.), Tranche B Term Loan
5.500% 03/23/2020	98,507	95,521
Sungard Availability Services Capital, Inc., Tranche B Term Loan
6.000% 03/29/2019	249,375	247,505
TCH-2 Holdings LLC (TravelClick, Inc.), First Lien Initial Term Loan
5.500% 05/06/2021	100,000	100,094
TelX Group, Inc., First Lien Initial Term Loan
4.500% 04/09/2020	58,000	57,964
Tensar Corp., First Lien Term Loan
L+4.75% 07/09/2021 (b)	100,000	100,479
TMFS Holdings LLC, Initial Term Loan
L+4.50% 07/30/2021 (b)	109,000	109,000
Twin River Management Group, Inc. (fka BLB Management Services, Inc.), Closing Date Term Loan
5.250% 07/10/2020	250,000	250,521
U.S. Shipping Corp. (fka U.S. Shipping Partners LP), Term B Loan
L+4.50% 04/30/2018 (b)	59,000	59,959
US LBM Holdings LLC, Term Loan
7.250% 04/24/2020	249,375	247,505
Winebow Holdings, Inc. (Vintner Group Inc.), First Lien Term Loan
L+3.75% 07/01/2021 (b)	50,000	50,063
World Triathlon Corp., Initial Term Loan
5.250% 06/25/2021	100,000	100,250
Wyle Services Corp., Term Loan
5.000% 05/23/2021	46,883	47,058

	Principal Amount	Value (Note 2)
YP LLC, Term Loan
8.000% 06/04/2018	$6,442	$6,482

TOTAL BANK LOANS (Cost $7,244,680)		7,333,718

CONVERTIBLE CORPORATE BONDS (6.40%)
Communications (2.40%)
Alaska Communications Systems Group, Inc., Conv. Sub. Notes
6.250% 05/01/2018	440,000	357,775
TeleCommunication Systems, Inc., Conv. Sr. Unsec. Notes
7.750% 06/30/2018	205,000	201,925

Total Communications		559,700

Financials (1.50%)
Pinetree Capital Ltd., Conv. Sub. Notes
10.000% 05/31/2016	450,000	350,805

Technology (2.50%)
Hutchinson Technology, Inc., Conv. Sr. Unsec. Notes
8.500% 01/15/2026	600,000	582,000

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $1,514,956)		1,492,505

CORPORATE BONDS (42.40%)
Basic Materials (2.34%)
American Gilsonite Co., 2nd Lien Notes
11.500% 09/01/2017 (c)	500,000	546,250

Communications (7.50%)
Baker & Taylor Acquisitions Corp., 2nd Lien Notes
15.000% 04/01/2017 (c)	250,000	240,000
Broadview Networks Holdings, Inc., Sec. Notes
10.500% 11/15/2017	500,000	487,500
Clear Channel Communications, Inc., 1st Lien Notes
9.000% 12/15/2019	150,000	154,500
Interactive Network, Inc. / FriendFinder Networks, Inc., 1st Lien Notes
14.000% 12/20/2018	248,945	260,148

	Principal Amount	Value (Note 2)
Communications (continued)
Sprint Communications, Inc., Sr. Unsec. Notes
7.000% 08/15/2020	$225,000	$239,062
Visant Corp., Sr. Unsec. Notes
10.000% 10/01/2017	100,000	97,500
Windstream Corp., Sr. Unsec. Notes
7.750% 10/01/2021	250,000	270,938

Total Communications		1,749,648

Consumer, Cyclical (6.89%)
Bed Bath & Beyond, Inc., Sr. Unsec. Notes
5.165% 08/01/2044	120,000	119,753
Caesars Entertainment Operating Co., Inc., Sr. Unsec. Notes
10.750% 02/01/2016	250,000	160,625
KB Home, Sr. Unsec. Notes
8.000% 03/15/2020	200,000	227,500
MGM Resorts International, Sr. Unsec. Notes
5.250% 03/31/2020	250,000	253,750
Neebo, Inc., Sec. Notes
15.000% 06/30/2016 (c)	321,500	335,967
Pinnacle Entertainment, Inc., Sr. Sub. Notes
7.750% 04/01/2022	150,000	161,438
Tunica-Biloxi Gaming Authority, Sr. Unsec. Notes
9.000% 11/15/2015 (c)	400,000	248,000
United Airlines 2014-1 Class B Pass Through Trust, 2nd Lien Notes, Series B
4.750% 04/11/2022	100,000	101,625

Total Consumer, Cyclical		1,608,658

Consumer, Non-cyclical (2.55%)
The ADT Corp., Sr. Unsec. Notes
4.125% 06/15/2023	250,000	226,875
Alliance Data Systems Corp., Sr. Unsec. Notes
5.375% 08/01/2022 (c)	165,000	163,762
United Rentals North America, Inc., Sr. Unsec. Notes
5.750% 11/15/2024	200,000	205,000

Total Consumer, Non-cyclical		595,637

Energy (4.75%)
Black Elk Energy Offshore Operations LLC, 2nd Lien Notes
13.750% 12/01/2015	400,000	401,000

	Principal Amount	Value (Note 2)
Energy (continued)
Denbury Resources, Inc., Sr. Sub. Notes
4.625% 07/15/2023	$200,000	$188,000
ION Geophysical Corp., 2nd Lien Notes
8.125% 05/15/2018	350,000	353,500
Petrobras Global Finance BV, Sr. Unsec. Notes
6.250% 03/17/2024	60,000	63,318
Pioneer Energy Services Corp., Sr. Unsec. Notes
6.125% 03/15/2022 (c)	100,000	103,250

Total Energy		1,109,068

Financials (7.52%)
Ares Capital Corp., Sr. Unsec. Notes
4.875% 11/30/2018	250,000	263,744
Global Investments Group Finance Ltd., Sr. Unsec. Notes
11.000% 09/24/2017 (c)	600,000	613,500
Goldman Sachs Group, Inc., Jr. Sub. Notes, Series L
5.700% Perpetual Maturity (d)(e)	200,000	204,688
JPMorgan Chase & Co., Jr. Sub. Notes, Series V
5.000% Perpetual Maturity (d)(e)	100,000	99,079
KKR Group Finance Co. III LLC, Sr. Unsec. Notes
5.125% 06/01/2044 (c)	150,000	155,491
Sumitomo Mitsui Financial Group, Inc., Sub. Notes
4.436% 04/02/2024 (c)	200,000	208,577
Wells Fargo & Co., Jr. Sub. Notes, Series S
5.900% Perpetual Maturity (d)(e)	200,000	209,400

Total Financials		1,754,479

Industrials (8.05%)
American Piping Products, Inc., 2nd Lien Notes
12.875% 11/15/2017 (c)	250,000	276,250
CNH Industrial Capital LLC, Sr. Unsec. Notes
3.375% 07/15/2019 (c)	85,000	83,406
Colt Defense LLC / Colt Finance Corp., Sr. Unsec. Notes
8.750% 11/15/2017	450,000	357,750
Congoleum Corp., PIK 1st Lien Notes
9.000% 12/31/2017 (f)	350,000	281,312

	Principal Amount	Value (Note 2)
Industrials (continued)
Euramax International, Inc., 1st Lien Notes
9.500% 04/01/2016	$34,000	$33,490
Horizon Lines LLC, 1st Lien Notes
11.000% 10/15/2016	348,000	348,870
Tempel Steel Co., Sec. Notes
12.000% 08/15/2016 (c)	500,000	497,813

Total Industrials		1,878,891

Technology (2.80%)
First Data Corp., Sr. Unsec. Notes
12.625% 01/15/2021	250,000	300,156
Jazz Technologies, Inc., Sr. Unsec. Notes
8.000% 06/30/2015	350,000	351,969

Total Technology		652,125

TOTAL CORPORATE BONDS
(Cost $9,803,777)		9,894,756

MORTGAGE BACKED SECURITIES (10.52%)
American Homes 4 Rent, Series 2014-SFR1
2.750% 06/17/2031 (c)(d)	160,000	159,313
Colony American Homes, Series 2014-1A
3.050% 05/17/2017 (c)(d)	225,000	220,847
Colony American Homes, Series 2014-2A
3.350% 07/17/2016 (c)(d)	100,000	100,222
COMM Mortgage Trust, Series 2014-CR17
4.959% 05/10/2024 (c)(d)	207,000	199,222
Countrywide Alternative Loan Trust, Series 2006-6CB
5.750% 05/25/2036 (d)	299,147	247,517
Fannie Mae Connecticut Avenue Securities, Series 2014-C03
3.051% 07/25/2024 (d)	235,000	229,834
3.151% 07/25/2024 (d)	200,000	195,901
Fannie Mae Connecticut Avenue Securities, Series 2014-C02
2.755% 05/25/2024 (d)	50,000	48,147
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN2
3.755% 04/25/2024 (d)	250,000	256,421
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN1
4.655% 02/25/2024 (d)	250,000	274,655

	Principal Amount	Value (Note 2)
GS Mortgage Securities Trust, Series 2014-GC22
4.646% 06/10/2047 (c)	$100,000	$94,431
Invitation Homes Trust, Series 2014-SFR1
3.902% 06/17/2016 (c)(d)	100,000	100,644
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16
4.758% 06/15/2024 (c)	100,000	94,907
Popular ABS Mortgage Pass-Through Trust, Series 2005-6
5.680% 01/25/2036 (d)	46,801	43,711
Residential Accredit Loans, Inc., Series 2006-QS5
6.000% 05/25/2036 (d)	119,390	101,625
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16
3.938% 06/15/2024 (c)(d)	100,000	87,500

TOTAL MORTGAGE BACKED SECURITIES
(Cost $2,381,305)		2,454,897

	Yield	Principal Amount	Value (Note 2)
SHORT TERM INVESTMENTS (0.21%)
Government (0.21%)
United States Treasury Bill Discounted Notes, 10/16/2014(g)(h)	0.058%	50,000	49,999

TOTAL SHORT TERM INVESTMENTS
(Cost $49,994)			49,999

TOTAL INVESTMENTS (92.28%)
(Cost $21,286,060)			$21,535,470

Other Assets In Excess Of Liabilities (7.72%)			1,801,611

NET ASSETS (100.00%)			$23,337,081

(a)	Non-Income Producing Security.
(b)	All or a portion of this position has not settled as of July 31, 2014. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,529,352, which represents approximately 19.41% of net assets as of July 31, 2014.
(d)	Floating or variable rate security. Interest rate disclosed is that which is in effect at July 31, 2014.
(e)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(f)	Payment in-kind security.
(g)	All or a portion of the security is pledged as collateral on futures. The aggregate market value of the collateralized securities totals $49,999 as of July 31, 2014. See Note 3 in Notes to Schedules of Investments.
(h)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

Common Abbreviations:

aka - Also known as.

BV - Besloten Vennootschap is the Dutch term for private limited liability company.

Conv. - Convertible.

fka - Formerly known as.

Jr. Sub. - Junior Subordinated.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

PIK - Payment in-kind.

Pty. - Proprietary.

Sec. - Secured.

Sr. Sub. - Senior Subordinated.

Sr. Unsec. - Senior Unsecured.

Sub. - Subordinated.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Quarterly Statement of Investments.

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Value (Note 2)	Unrealized Appreciation
US 10 Year T-Note Future	Short	(3)	9/22/14	$(373,828)	$1,522
US 5 Year T-Note Future	Short	(18)	10/01/14	(2,139,046)	12,057
USD IRS 5 Year Prime Future	Short	(3)	9/16/14	(304,219)	672

				$(2,817,093)	$14,251

Description	Position	Contracts	Expiration Date	Value (Note 2)	Unrealized Depreciation
10 Year USD Interest Rate Swap Future	Short	(7)	9/16/14	$(732,594)	$(6,174)
US Long Bond Future	Short	(1)	9/22/14	(137,406)	(503)
US Ultra T-Bond Future	Short	(2)	9/22/14	(301,688)	(3,661)

				$(1,171,688)	$(10,338)

Notes to Quarterly

Statements of Investments

July 31, 2014 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of July 31, 2014, the Trust had 32 registered funds. This quarterly report describes the following funds: ALPS Real Asset Income Fund, ALPS | Sterling ETF Tactical Rotation Fund and ALPS | Westport Resources Hedged High Income Fund (each, a “Fund” and collectively, the “Funds”). ALPS Real Asset Income Fund seeks to provide a high level of current income and long-term capital appreciation. The ALPS | Sterling ETF Tactical Rotation Fund seeks investment results that correspond generally to the performance of the Sterling Tactical Rotation Index. The ALPS | Westport Resources Hedged High Income Fund seeks to provide high current income. The Fund’s secondary investment objective is to seek capital preservation, with the potential for capital appreciation.

The classes of each Fund differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends to shareholders are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions to shareholders are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Basis of Consolidation for the ALPS Real Asset Income Fund

ALPS Real Asset Income Fund (Cayman) Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on May 23, 2013 and is a wholly owned subsidiary of the ALPS Real Asset Income Fund (the “Real Asset Income Fund”). The Subsidiary acts as an investment vehicle for the Real Asset Income Fund in order to effect certain commodity-related investments on behalf of the Real Asset Income Fund. The Real Asset Income Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of November 25, 2013, and it is intended that the Real Asset Income Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Real Asset Income Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Real Assets Income Fund, the statement of investments the Subsidiary is included in the consolidated statement of investments of the Real Asset Income Fund. All investments held by the Subsidiary are disclosed in the accounts of the Real Asset Income Fund. As of July 31, 2014, net assets of the Real Asset Income Fund were $3,500,054, of which $552,984, or 15.80%, represented the Real Asset Income’s ownership of all issued shares and voting rights of the Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and subsidiaries, as applicable, in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees of the Trust (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Short–term debt obligations that will mature in 60 days or less are valued at amortized cost; unless it is determined that using this method would not reflect an investment’s fair value. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities is determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by an valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments/financial instruments in the fair value hierarchy as of July 31, 2014:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS Real Asset Income Fund
Closed-End Funds	$53,767	$–	$–	$53,767
Common Stocks(a)	1,687,304	–	–	1,687,304
Exchange Traded Funds	98,670	–	–	98,670
Exchange Traded Notes	81,300	–	–	81,300
Master Limited Partnerships	857,238	–	–	857,238
Commodity-Linked Notes	–	240,400	–	240,400
Short Term Investments	248,906	–	–	248,906

Total	$3,027,185	$240,400	$–	$3,267,585

Other Financial Instruments

Liabilities
Written Call Options	$(164)	$–	$–	$(164)

Total	$(164)	$–	$–	$(164)

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Sterling ETF Tactical Rotation Fund
Exchange Traded Funds	$2,155,296	$–	$–	$2,155,296
Short Term Investments	110,658	–	–	110,658

Total	$2,265,954	$–	$–	$2,265,954

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Westport Resources Hedged High Income Fund
Exchange Traded Funds	$309,595	$–	$–	$309,595
Bank Loans	–	7,333,718	–	7,333,718
Convertible Corporate Bonds(a)	–	1,492,505	–	1,492,505
Corporate Bonds(a)	–	9,894,756	–	9,894,756
Mortgage Backed Securities	–	2,454,897	–	2,454,897
Short Term Investments	–	49,999	–	49,999

Total	$309,595	$21,225,875	$–	$21,535,470

Other Financial Instruments

Assets
Futures Contracts	$14,251	$–	$–	$14,251
Liabilities
Futures Contracts	(10,338)	–	–	(10,338)

Total	$3,913	$–	$–	$3,913

(a)	For detailed descriptions of country, sector and/or industry, see the accompanying Statement of Investments.

The Funds recognize transfers between levels as of the end of the period. For the period ended July 31, 2014, the Funds did not have any transfers between Level 1 and Level 2 securities. The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Commodity-Linked Notes: The ALPS Real Asset Income Fund may invest in commodity-linked notes which are derivative instrument with characteristics of a debt security and of a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract. Commodity-linked notes may be principal protected, partially protected, or offer no principal protection. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of the commodities as well as other factors, including liquidity, quality, maturity and other economic variables. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to each Fund.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.

Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Master Limited Partnerships: Master Limited Partnerships (“MLPs”) are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the seventy MLPs eligible for inclusion in the Index, approximately two-thirds trade on the NYSE and the rest trade on the NASDAQ. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages.

Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

Unrealized Appreciation and Depreciation on Investments: As of July 31, 2014, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
ALPS Real Asset Income Fund	$350,228	$(27,935)	$322,293	$2,945,292
ALPS | Sterling ETF Tactical Rotation Fund	131	(44,715)	(44,584)	2,310,538
ALPS | Westport Resources Hedged High Income Fund	446,906	(197,590)	249,316	21,286,154

3. DERIVATIVE INSTRUMENTS

As a part of their investment strategy, ALPS Real Asset Income Fund and ALPS | Westport Resources Hedged High Income Fund are permitted to purchase investment securities and are also allowed to enter into various types of derivatives contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows a Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of July 31, 2014, the ALPS | Westport Resources Hedged High Income Fund had futures contracts outstanding with a net unrealized appreciation of $3,913. The number of futures contracts held at July 31, 2014 is representative of futures contracts activity during the period ended July 31, 2014.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

The ALPS Real Asset Income Fund had the following transactions in written covered call/put options during the nine months ended July 31, 2014:

	Number of Contracts	Premiums
Options Outstanding at the beginning of the period	-	$-
Options written	(50)	3,388
Options closed	13	(845)
Options exercised	7	(598)
Options expired	23	(1,463)

Options Outstanding, at July 31, 2014	(7)	$482

4. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

Item 2. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this Report.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	September 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	September 26, 2014

By:	/s/ Kimberly R. Storms
Kimberly R. Storms
Treasurer (Principal Financial Officer)

Date:	September 26, 2014